SunTrust Robinson Humphrey
Financial Services Unconference
Presentation by: George M. Lee, CEO
May 20th, 2008

Arctic Circle
Hudson's Straits
Hudson Bay
N O R T H
A M E R I C A
C A N A D A
Newfoun
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
British Empire
Bermudas
Louisiana
Florida
Gulf of Mexico
Cuba
Jamaica
Hispaniola
Porto Rich
Antigua
Mexico or New Spain
C Mendocin
S.t Maria
Pajaros
La Mesa
C Corientes
Roca Partida
Gallego I.
Gallapagos I.s
Terra Firma
Line
F I C
E A N
A T

Forward Looking Statements
The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in
 MetroCorp’s 2007 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

Strategic Transformation of MetroCorp

Strengthening Our Platform
2004 - 2006
Below -> Average
Growing Our Platform
2007 - 2009
Average -> Good
Good
To
Great
2010 - 2012
Good -> Great
Harvesting From Our Platform

Market Footprint

Dallas
Houston
Texas
California
Northern
Southern
Building Market Synergy
Greater China
Xiamen
ChongQing

Texas Initiatives
❖ Maintain Houston Dominance
❖ Expedite Dallas Growth
❖ Expense Control
❖ Improve Fee Income

California Initiatives
❖ Asset Quality
❖ Expense Control
❖ Low Cost Deposit Growth
❖ Improve Fee Income

Greater China Initiatives
❖ Transform Relationships into Tangible
 Results in the US through MetroBank and
 Metro United Bank
 • Trade Finance
 • Related Personal Banking Opportunities
 • Potential Commercial Needs in the US

Xiamen 厦- Strategic Advantage
❖  45 minutes from Taiwan
❖  1 of the 4 Initial Special Economic Zones*
❖  Taiwan / Xiamen
❖  Regional growth
  (as compared to Hong Kong / Shenzhen)
❖  35 Fortune 500 companies have
 invested in Xiamen*
* Source: 2005 Blue Book of City Competitiveness

Chongqing 重- Strategic Advantage
❖  Under direct control of central government, like
 Beijing, Shanghai and Tianjin
❖  Plays a key role in China’s “Go West” strategy
❖  Special Economic Zone newly set by China in
 2007
❖  Fourth largest motor vehicle manufacturing
 center
* Source: 2005 Blue Book of City Competitiveness

Metro Office
City View of Xiamen

City View of ChongQing

Arctic Circle
Hudson Bay
N Scotland
N England
Terra Firma

* Adjusted for stock split in 2006
$0.18
$0.20
$0.21
$0.29
$0.28
$0.21
$0.00
$0.10
$0.20
$0.30
$0.40
*Q1-03
*Q1-04
*Q1-05
Q1-06
Q1-07
Q1-08
Earnings Per Share - Diluted

* Adjusted for stock split in 2006
$0.38
$0.79
$0.98
$1.22
$1.10
$0.00
$0.40
$0.80
$1.20
$1.60
*2003
*2004
*2005
2006
2007
Earnings Per Share - Diluted

Asset Growth
$ in Millions
$867
$914
$1,128
$1,268
$1,460
$1,510
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
$1,600
2003
2004
2005
2006
2007
Q1-08

Total Loan Growth
$ in Millions
$557
$595
$771
$887
$1,202
$1,242
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
2003
2004
2005
2006
2007
Q1-08

Deposit Growth
$ in Millions
$725
$755
$962
$1,082
$1,191
$1,197
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
2003
2004
2005
2006
2007
Q1-08

Arctic Circle
Hudson Bay
NORTH
CANADA
Virginia
Carolina
Georgia
Florida
Jamaica

Nonperforming Assets - Net
$ in 000’s
* Net Nonperforming Assets are net of guarantees.
$24,968
$15,219
$17,294
$9,333
$8,192
$6,785
0.54%
0.74%
1.53%
2.88%
1.66%
0.46%
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
2003
2004
2005
2006
2007
Q1-08
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
Net Nonperforming Assets *
Net Nonperform. Assets to Total Assets %

Allowance to Nonperforming Loans
$ in 000’s
$10,308
$10,501
$13,169
$11,436
$14,588
$13,125
155.3%
172.2%
62.9%
40.1%
84.2%
121.1%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
2003
2004
2005
2006
2007
Q1-08
0.0%
50.0%
100.0%
150.0%
200.0%
250.0%
Allowance for Loan Losses
Allowance to Nonperforming Loans %

Arctic Circle
Hudson Bay
NORTH
AMERICA
CANADA
C. Mendocin
Louisiana
Florida
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
Bermudas
Mexico or New Spain
Gulf of Mexico
Cuba
Jamaica
C. Corientes
Roca Partida
La Mesa
Terra Firma
Gallego I.
Gallapagos Is.

Source: SNL Financial and company record
Period
MCBI
UCBH
PFBC
EWBC
CATY
NARA
WIBC
HAFC
2008 Q1
4.09
3.04
4.11
3.63
3.16
4.15
3.83
3.73
2007 Q4
4.30
3.39
4.82
3.91
3.43
4.43
4.15
4.06
2006 Q4
4.61
3.34
5.19
3.81
4.01
5.10
4.34
4.59
2005 Q4
4.56
3.62
4.81
4.20
4.34
5.13
4.82
4.75
Net Interest Margin (%)

Arctic Circle
Hudsons Straits
Hudson Bay
NORTH
CANADA
AMERICA
C. Mendocin
Louisiana
Florida
BRITISH EMPIRE
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
Bermudas
Gulf of Mexico
Mexico or New Spain
Cuba
Jamaica
Hispaniola
Porto Rich
Antigua
S. Maria
La Mesa
C. Corientes
Roca Partida
Gallego I.
Gallapagos Is
Terra Firma
Equinoctial Line

Source: SNL Financial and company record
* Net NPAs are net of guarantees and accrual loans >90 days past due .
Period
MCBI
UCBH
PFBC
EWBC
CATY
NARA
WIBC
HAFC
2008 Q1
0.53
1.52
2.88
0.63
0.75
0.78
0.57
2.25
2007 Q4
0.38
0.55
1.90
0.57
0.84
0.72
0.48
1.37
2006 Q4
0.73
0.23
0.08
0.18
0.36
0.17
0.30
0.47
2005 Q4
1.53
0.38
-
0.30
0.30
0.35
0.13
0.32
2006
2007
Q1-08
MetroBank
0.92%
0.40%
0.52%
Metro United Bank
0.00%
0.30%
0.21%
Net NPAs / Assets (%)

Arctic Circle
Hudson Bay
NORTH
AMERICA
CANADA
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
Bermudas
C Mendocin
Louisiana
Florida
Gulf of Mexico
Cuba
Jamaica
Hispaniola
Porto Rich
S. Maria
C Corientes
Roca Partida
Gallego I.
Gallapagos Is
Terra Firma
or Equinoctial Line

Source: SNL Financial and company record
Period
MCBI
UCBH
PFBC
EWBC
CATY
NARA
WIBC
HAFC
2008 Q1
1.17
1.23
1.63
1.32
0.98
1.11
1.17
1.60
2007 Q4
1.09
1.01
1.21
1.00
0.97
0.99
1.19
1.33
2006 Q4
1.29
0.91
1.03
0.95
1.05
1.10
1.20
0.96
2005 Q4
1.71
1.08
1.16
1.01
1.22
1.20
1.11
1.00
2006
2007
Q1-08
MetroBank
1.27%
1.13%
1.16%
Metro United Bank
1.37%
1.00%
1.20%
Reserves / Loans (%)

Arctic Circle
Hudson Bay
NORTH
AMERICA
CANADA
C Mendocin
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
BRITISH EMPIRE
Louisiana
Florida
Mexico or New Spain
Gulf of Mexico
Cuba
Jamaica
Hispaniola
Porto Rico
Bermudas
St Maria
C Corrientes
Roca Partida
La Mesa
Terra Firma
Gallapagos Is
Galleqo I
or Equinoctial Line

2008
Q1
2007
Q4
2006
Q4
2005
Q4
Total Assets ($000)
1,110,318
1,084,899
1,011,445
916,346
Total Loans ($000)
895,729
866,602
702,525
636,694
FTE
264
277
292
284
Total Assets ($000) / FTE
 4,206
3,917
3,464
3,227
Total Loans ($000) / FTE
 3,393
3,129
2,406
2,242
FTE ’08 - MetroBank

Arctic Circle
Hudson Bay
NORTH
CANADA
AMERICA
C. Mendocin
Louisiana
Florida
BRITISH EMPIRE
N Scotland
N England
N York
Maryland
Virginia
Carolina
Georgia
Bermudas
Gulf of Mexico
Cuba
Jamaica
Porto Rico
C. Corientes
Roca Partida
La Mesa
Gallapagos Is
Terra Firma

2008 Q1
2007 Q4
2006 Q4
2005 Q4
Total Assets ($000)
 399,651
376,175
257,160
212,766
Total Loans ($000)
 346,534
335,262
184,066
134,940
FTE
 71
71
59
32
Total Assets ($000) / FTE
 5,629
5,298
4,359
6,649
Total Loans ($000) / FTE
 4,881
4,722
3,120
4,217
FTE ’08 - Metro United Bank

Major Initiatives
1. Overall Expense Control
2. Metro United Bank
3. Non-Interest Income
4. China Contribution
5. Strengthen Deposit Generation

Good to Great - Metro
Objectives
❖ Core Competency
❖ Competitive Edge
❖ Market Expansion
❖ Efficiency & Financial Results

Thank You